UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    VIRGINIA                        001-14043                   65-0736120
(STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION                     FILE NUMBER)              IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA       33401
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp., dated September 17, 1998, responding to the New York Stock Exchange and investor inquiries regarding its common stock price, is attached and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)   Financial Statements.

         Not Applicable.

   (b)   Pro Forma Financial Information.

         Not Applicable

   (c)   Exhibits

         (99) News release of Ocwen Asset Investment Corp. dated September 17, 1998.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    OCWEN ASSET INVESTMENT CORP.
                                    (Registrant)


                                    By: /s/ William C. Erbey
                                        ----------------------------------------
                                            William C. Erbey
                                            Chairman and Chief Executive Officer


Date:   September 17, 1998


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

                                INDEX TO EXHIBIT


     EXHIBIT NO.       DESCRIPTION                                          PAGE

         99            News release of Ocwen Asset Investment Corp. dated    5
                       September 17, 1998.



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